               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                   Clarion Total Return Fund
..................................................................
        (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                            CLARION TOTAL RETURN FUND

                                 230 Park Avenue
                            New York, New York 10169

           Notice of Meeting of Shareholders to be Held May 29, 2006

March 7, 2006

To the shareholders:

      Notice is hereby given that a meeting of the shareholders (the "Meeting") of the Clarion Investment Trust, on behalf of its sole series, the Clarion Total Return Fund (the "Fund") will be held at 230 Park Avenue, New York, New York 10169 at 9:30 AM.

      During the Meeting, shareholders will vote on the following Proposal, which is described more fully in the attached Proxy Statement:

      1. To elect a Board of Trustees.

      Shareholders of record at the close of business on January 31, 2006 are entitled to vote in person at the Meeting or may vote by returning the enclosed proxy. The Board of Trustees of the Fund recommends a vote in favor of the Proposal.

                                     By Order of the Board of Trustees of
                                     Clarion Total Return Fund

                                     Jerry Chang
                                     Chief Compliance Officer

                            CLARION TOTAL RETURN FUND
                                 PROXY STATEMENT

                             Meeting of Shareholders
                             to Be Held May 29, 2006

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of the Clarion Investment Trust, for its sole series, the Clarion Total Return Fund (the "Fund") to be voted at a special meeting of shareholders (the "Meeting"), to be held at the Fund's offices at 230 Park Avenue, New York, New York 10169 at 9:00 AM Eastern Time on May 29, 2006, or any adjournments thereof. In accordance with applicable law, this Proxy Statement is being mailed on or about March 31, 2006. The Board of Trustees has fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to be given notice of and vote at the Meeting or any adjournment thereof.

General Information About the Fund

      The Fund was formed in June 2002 as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund is a series of the Clarion Investment Trust, a statutory trust organized under the laws of Delaware.

      The Fund's investment adviser is ING Clarion Capital, LLC (the "Adviser"), 230 Park Avenue, New York, NY 10169; its administrator and custodian is Bank of New York, 101 Barclay Street, New York, NY 10286; and its transfer agent is Unified Fund Services, 431 N. Pennsylvania Street, Indianapolis, IN 46204.

      The Fund and its business are described in its Prospectus and Statement of Additional Information and in its most recent annual and semi-annual reports. The Fund will furnish, without charge, a copy of its annual report for its most recently completed fiscal year and, if applicable, a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of ING Clarion Capital, LLC, c/o Jerry Chang 230 Park Avenue, New York, NY 10169, or to 212-883-2730.

      As of the close of business on January 31, 2006, the Fund's net assets were $166.12 million and its net asset value per share was $10.01. The Fund is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated by any governmental authorities.

Summary of Proposal

      During the Meeting, shareholders will vote on the following Proposal:

      1. To elect a Board of Trustees.

      No business other than that contemplated by this Proposal will be presented at or acted upon at the Meeting.

Voting on the Proposal

      With respect to the individuals' proposed service on the Fund's Board of Trustees, each share of the Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, a plurality of the votes cast is required to approve the election of each individual. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

      Shares of the Fund for which no voting instructions are received in respect of the elections will be counted as abstentions. If a shareholder executes and returns a proxy, but fails to indicate how the votes should be cast, the proxy will be considered as a vote in favor of the election of each of the nominees for Trustees named in this Proxy Statement. A shareholder may revoke his or her previously granted proxy at any time before it is exercised
(i) by delivering a written notice to the Fund expressly revoking your proxy, or
(ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

      As of the close of business on January 31, 2006, there are 16,596,932 shares of the Fund issued and outstanding and entitled to vote.

Security Ownership by Certain Beneficial Owners and Management of the Fund

      As of January 31, 2006, to the knowledge of the Fund, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the Fund.

                                   (2) Amount and Nature of  (3) Percentage
(1) Name and Address of Record or      Record or Beneficial      of Shares
    Beneficial Interest Holder         Ownership                 Outstanding
-----------------------------------------------------------------------------
Delta Air Lines, Inc.                     16,594,865              99.99%
Department 849
1025 Virginia Avenue, Suite 400
Atlanta, GA  30354

      As of the same date, also to the knowledge of the Fund, the officers and Trustees of the Fund individually and in the aggregate owned beneficially and of record less than 1% of shares of the Fund.

Adjournment

      The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies in the event a quorum is not present. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.

Other Information

      The costs associated with this solicitation will be borne by the Fund and are estimated to be $5,000. Fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.

PROPOSAL 1: To elect a Board of Trustees

      The Board of Trustees has determined that it is desirable to expand the size of the Board. This will allow additional qualified candidates to serve as independent trustees, while also providing for continued service by the current Trustees, who have experience and familiarity with the business of the Trust and the Fund.

      Section 16(a) of the 1940 Act establishes provisions for the appointment and election of Directors of a registered investment company. While some or all of the nominees could be appointed to the Board of Trustees solely by action of the current Trustees (i.e., without a shareholder meeting), the Board of Trustees has determined in connection with these nominees to seek your approval for their elections. (The Board of Trustees may, however, determine in the future to appoint other candidates without calling a shareholder meeting to the extent permitted by Section 16(a) of the 1940 Act at that time.) Accordingly, the Board of Trustees nominates for your consideration three new independent trustee nominees, Stephen C. Asheroff, S. Leland Dill and James G. Webb. Each of Messrs. Asheroff, Dill and Webb will qualify as "independent" for these purposes because he is not an "interested person" of the Fund or the Adviser within the meaning of the 1940 Act.

      The biographies, including principal occupations for the last five years, of the three new nominees are as follows:

Stephen C. Asheroff

      Mr. Asheroff retired in 1996 as Executive Vice President and Group Head of Specialized Lending for NatWest Bancorp. At NatWest Bancorp, Mr. Asheroff managed the Real Estate Finance, Automobile Finance and Special Loan departments. Prior to joining NatWest Bancorp, Mr. Asheroff was General Partner for Operations of RMS Associates, a real estate development company. Mr. Asheroff is currently a Director of the Clarion Value Fund, Inc. and of the Clarion Value Fund Master, LLC. At the invitation of the Trust's Board of Trustees, Mr. Asheroff has served as an Advisory Trustee of the Trust, attending meetings of the Board of Trustees in that capacity since September 2005.

S. Leland Dill

      S. Leland Dill joined KPMG Peat Marwick (an audit and accounting firm) after graduation from Kansas State University with a B.S. in Business Administration. He served in various capacities until his retirement in 1986 as Partner-in charge of KPMG's Investment Services Practice. He has completed management courses at Stanford University and is a retired Certified Public Accountant.

      During his tenure with KPMG, Mr. Dill's clientele included stock and commodity exchanges, investment banks and broker-dealers, open and closed end mutual funds, hedge funds and other financial services entities. He has served as a member and chairman of various committees of the American Institute of Certified Public Accountants (AICPA), the Securities Industry Association and the Investment Company Institute and was also a member of the Board of Directors of the New York Board of Trade.

      Mr. Dill is currently a Trustee for the Phoenix Funds. He previously served as a Trustee and Chairman of the Audit Committee for the New York Board of the Scudder Funds and has also served as a director for various commercial and finance enterprises. At the invitation of the Trust's Board of Trustees, Mr. Dill has served as an Advisory Trustee of the Trust, attending meetings of the Board of Trustees in that capacity since November 2005.

James G. Webb

      Mr. Webb has been a hedge fund industry consultant since August 2004. He was a founding partner of GlobeOp Financial Services, LLC, a fund administrator for global hedge funds, and from 1999 until August 2004, managed GlobeOp's systems development and quality control group.

      Prior to founding GlobeOp, from 1993 to 1999, Mr. Webb served as global manager of management accounting at Long-Term Capital Management. From 1990 to 1993, Mr. Webb was an Equity Derivative Controller with Bankers Trust.

      Mr. Webb began his career with Deloitte Haskins & Sells (an audit and accounting firm) in 1984. He holds a B.S. in Accountancy and a Masters of Computer Science from the University of Illinois. Mr. Webb was previously a Certified Public Accountant in the State of Illinois. At the invitation of the Trust's Board of Trustees, Mr. Webb has served as an Advisory Trustee of the Trust, attending meetings of the Board of Trustees in that capacity since September 2005.

      The Board of Trustees also has determined, as required by applicable proxy regulations, which apply to any shareholder meeting at which nominees for the Board are considered, to submit the continued service on the Board of each current Trustee for your consideration and approval. The biographies, including principal occupations for the last five years, of each nominee who is an existing member of the Board of Trustees, are as follows:

Daniel Heflin

President, CEO and Trustee

      Mr. Heflin has served as President and Chief Executive Officer of the Adviser since October 1997, has over 18 years of fixed income experience and has been managing portfolios of CMBS for institutional investors since 1993. Mr. Heflin is a Certified Public Accountant in the State of New York.

Steven N. Fayne

Trustee

      Mr. Fayne is the Managing Director of GMAC Commercial Mortgage - Affordable Housing Division, a division of Newman Financial Services, Inc. (a GMAC subsidiary) located in San Francisco, which operates nationwide. Previously, Mr. Fayne co-founded Eichler, Fayne & Associates (now EF&A), a Fannie Mae DUS lender. Until his departure, EF&A was Fannie Mae's largest originator of DUS loans.

I. Trevor Rozowsky

Trustee

      Mr. Rozowsky is the Executive Vice President of Lydian Trust Company and Chief Executive Officer and Director of Lydian Private Bank. From 1993 to 1997, Mr. Rozowsky was the Senior Vice President of Ocwen Financial Corporation, managing the acquisition, capital markets, credit and mortgage lending groups during his tenure.

                                      * * *

      Each of the nominees named above has consented to be named in this Proxy Statement and to serve as a Trustee of the Fund if elected. The Board of Trustees has no reason to believe that any of the nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Trustees may recommend at that time. Pursuant to the Fund's By-Laws, each Trustee and officer of the Fund holds office until his or her death, resignation or removal as provided by statute or the Fund's Certificate of Trust.

      As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board of Trustees and officers of the Fund and the above-named nominees to the Board of Trustees, as well as the Fund's independent public accounting firm, is provided in Appendix I to this Proxy Statement.

Shareholder Proposals

      The Fund is not required to hold an annual meeting of shareholders. Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Fund a reasonable time before the Board's solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board's solicitation relating to such meeting is made. Written proposals with regard to the Fund should be sent to Clarion Total Return Fund, c/o Jerry Chang, 230 Park Avenue, New York, New York 10169.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE ABOVE-NAMED NOMINEES TO THE BOARD OF TRUSTEES.

                                       By order of the Board of Trustees of
                                       Clarion Total Return Fund

                                       Jerry Chang
                                       Chief Compliance Officer

March 7, 2006

                                                                      Appendix I

      As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board of Trustees and officers of the Fund and the above-named nominees to the Board of Trustees is provided below.

      The Fund Complex referred to in this section consists of the Clarion Value Fund, Inc., the Clarion Value Fund Master LLC, and the Clarion Total Return Fund. (ING Clarion Investors LLC is not a part of the Fund Complex because it is neither held out as a related company nor does it have a common investment adviser.) Unless otherwise noted, the address of all Trustees, Nominees and Officers is c/o Clarion Total Return Fund, 230 Park Avenue, New York, NY 10169.

                            Independent Trustees(1)

                                                                               Number of
                                                                             Portfolios in
                                                                              Fund Complex
                                                             Principal        Overseen by
                       Position(s)     Term of Office      Occupation(s)       Trustee or         Other Directorships
   Name, Address        Held with       and Length of       During Past        Nominee for         Held by Trustee or
      and Age           the Fund         Time Served          5 Years            Trustee          Nominee for Trustee
-------------------   -------------   -----------------   ---------------   -----------------   -----------------------
Stephen C. Asheroff   Nominee for     Not applicable      See above         2                   Clarion Value Fund
                      Trustee         (term of office,                      (nominee to serve   Master, LLC, Clarion
(age 59)                              if approved,                          as director of 3    Value Fund, Inc.
                                      will be until                         portfolios)
                                      death,
                                      resignation or
                                      removal)

S. Leland Dill        Nominee for     Not applicable      See above         None                Phoenix Funds (50
                      Trustee         (term of office,                      (nominee to serve   portfolios) (1989 to
(age 75)                              if approved,                          as director of 3    present); Scudder
                                      will be until                         portfolios)         Investments (51
                                      death,                                                    portfolios) (1986 to
                                      resignation or                                            2005); Coutts (USA)
                                      removal)                                                  International (50
                                                                                                portfolios) (1992 to
                                                                                                2000); Coutts Trust
                                                                                                Holdings (50
                                                                                                portfolios) (1991 to
                                                                                                1999); Coutts Group (50
                                                                                                portfolios) (1994 to
                                                                                                1999)

----------
(1) Not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

James G. Webb         Nominee for     Not applicable      See above         None                Rubicon Master Fund (4
                      Trustee         (term of office,                      (nominee to serve   feeder portfolios);
(age 45)                              if approved,                          as director of 3    Rubicon Quantitative
                                      will be until                         portfolios)         Strategies Master Fund
                                      death,                                                    (2 feeder portfolios);
                                      resignation or                                            GSA Capital
                                      removal)                                                  International Master
                                                                                                Fund Ltd. (3 feeder
                                                                                                portfolios); GSA
                                                                                                Capital Macro Master
                                                                                                Fund Ltd. (2 feeder
                                                                                                portfolios); GSA
                                                                                                Capital GMN Master Fund
                                                                                                Limited (2 feeder
                                                                                                portfolios)

Steven N. Fayne       Trustee         Until death,        See above         3                   Clarion Value Fund
                                      resignation or                                            Master, LLC; Clarion
(age 54)                              removal; since                                            Value Fund, Inc.; ING
                                      July 2002                                                 Clarion Investors, LLC

I. Trevor Rozowsky    Trustee         Until death,        See above         3                   Lydian Private Bank;
                                      resignation or                                            Cold Spring Capital,
(age 44)                              removal; since                                            Inc.; Clarion Value
                                      June 2002                                                 Fund Master, LLC;
                                                                                                Clarion Value Fund,
                                                                                                Inc.; ING Clarion
                                                                                                Investors, LLC

                                                Interested Trustees

                                                                               Number of
                                                                             Portfolios in
                                                                              Fund Complex
                                                             Principal        Overseen by
                       Position(s)     Term of Office      Occupation(s)       Trustee or         Other Directorships
   Name, Address        Held with       and Length of       During Past        Nominee for         Held by Trustee or
      and Age           the Fund         Time Served          5 Years            Trustee          Nominee for Trustee
-------------------   -------------   -----------------   ---------------   -----------------   -----------------------
Daniel Heflin(2)      President       Until death,        See above         3                   Clarion Value Fund
                                      resignation or                                            Master, LLC; Clarion
(age 42)                              removal; since                                            Value Fund, Inc.
                                      June 2002

----------
(2)   Mr. Heflin is interested due to his position as an officer of the Adviser.

                                    Officers

                         Position(s)        Term of Office
   Name, Address          Held with          and Length of         Principal Occupation(s)
      and Age             the Fund            Time Served            During Past 5 Years
---------------------   --------------   ---------------------   ------------------------------
Daniel Heflin           President,       Until death,            President and CEO, ING Clarion
                        Trustee          resignation or          Capital, LLC
(age 42)                                 removal; since
                                         formation June
                                         2002

Stephen Baines          Vice President   Until death,            Chief Investment Officer, ING
                                         resignation or          Clarion Capital, LLC;
(age 44)                                 removal; since          formerly, Founding Partner,
                                         formation June          James Howard, LP
                                         2002

Joanne M. Vitale        Vice President   Until death,            Trustee, ING Clarion Partners,
                                         resignation or          LLC; formerly, Senior Vice
(age 49)                                 removal; since          President, ING Clarion
                                         formation June          Partners, LLC; Vice President,
                                         2002                    ING Clarion Partners, LLC

Jerry Chang             Chief            Until death,            Chief Compliance Officer and
                        Compliance       resignation or          Chief Financial Officer, ING
(age 39)                Officer          removal, since          Clarion Capital, LLC;
                                         May 2005                formerly, Vice President,
                                                                 Strategic Value Partners, LLC;
                                                                 Controller, Goldman Sachs and
                                                                 Co., Investment Management
                                                                 Division

      The following table sets forth information regarding compensation of Trustees by the Fund for the fiscal year ended October 31, 2005. Officers of the Fund and Interested Trustees do not receive any compensation from the Fund.

                                                  Pension or                         Total Compensation
                              Aggregate     Retirement Benefits   Estimated Annual   From Fund and Fund
     Name of Person,        Compensation     Accrued as Part of    Benefits Upon      Complex Paid to
         Position           From the Fund      Fund Expenses         Retirement           Trustees
-------------------------   -------------   -------------------   ----------------   ------------------
Stephen C.                     $ 2,167              $ 0                  $ 0              $ 12,167
Asheroff,
Nominee**

S. Leland Dill,                $ 1,250              $ 0                  $ 0              $  3,750
Nominee**

Steven N. Fayne,               $ 5,000              $ 0                  $ 0              $ 15,000
Trustee

Daniel Heflin*,                $     0              $ 0                  $ 0              $      0
President, CEO and
Trustee

I. Trevor                      $ 5,000              $ 0                  $ 0              $ 15,000
Rozowsky,
Trustee

James G. Webb,                 $ 2,167              $ 0                  $ 0              $  6,500
Nominee**

*     Interested  Trustee

** Messrs. Asheroff, Dill and Webb have served as Advisory Trustees of the Trust (at the invitation of the Board of Trustees) since September 2005. Compensation shown as received by them was received in that capacity.

      The following table sets forth information as of October 31, 2005 regarding ownership by the Trustees of the Fund and by Messrs. Asheroff, Dill and Webb of equity securities of the Fund. Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D =
$50,001 to $100,000; E = over $100,000.

                              Independent Trustees

       (1)                     (2)                         (3)
-------------------   ----------------------   -------------------------
                                               Aggregate Dollar Range of
                                                Equity Securities in All
                      Dollar Range of Equity   Funds Overseen by Trustee
Name of Trustee or          Securities          or Nominee in Family of
     Nominee                in the Fund          Investment Companies
-------------------   ----------------------   -------------------------
Stephen C. Asheroff             A                          A

S. Leland Dill                  A                          A

Steven N. Fayne                 A                          A

I. Trevor Rozowsky              A                          A

James G. Webb                   A                          A

                               Interested Trustees

       (1)                     (2)                         (3)
-------------------   ----------------------   -------------------------
                                               Aggregate Dollar Range of
                                                Equity Securities in All
                      Dollar Range of Equity   Funds Overseen by Trustee
 Name of Trustee or         Securities          or Nominee in Family of
       Nominee              in the Fund          Investment Companies
-------------------   ----------------------   -------------------------
Daniel Heflin                   B                          E


      Mr. Asheroff and Mr. Fayne have served as directors to Clarion Commercial Holdings, Inc., a Maryland corporation that is advised by the Adviser. Mr. Fayne and Mr. Rozowsky also serve as directors of three other registered investment companies, Clarion Value Fund Master, LLC, Clarion Value Fund, Inc. (also advised by the Adviser) and ING Clarion Investors LLC (internally managed; no investment adviser). Mr. Asheroff also serves as a director of Clarion Value Fund Master, LLC and Clarion Value Fund, Inc. and is a candidate to serve as a director of ING Clarion Investors, LLC. Messrs. Dill and Webb are candidates to serve as directors of the Clarion Value Fund Master, LLC, Clarion Value Fund, Inc. and ING Clarion Investors LLC. Except as just described, none of the Independent Trustees has held any other position with (i) the Fund, (ii) an investment company advised by, controlled by or under common control with the Adviser, (iii) the Adviser or other affiliate of the Fund, or (iv) any person controlling, controlled by or under common control with the Adviser. None of the Independent Trustees or nominees owns, beneficially or of record, securities issued by (i) the Adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. None of the Independent Trustees or nominees (or the immediate family of any of them) own securities of the Adviser (or of any of its affiliates).

      There were four meetings of the Board of Trustees held during the fiscal year ended October 31, 2005. Each current Trustee attended at least seventy-five percent of the aggregate number of those meetings of the Board and, during the same period, of any committee on which he or she served.

      The Board of Trustees has a single standing, chartered committee devoted to review of the Fund's audit functions and its independent accountants. This Audit Committee reviews the contract between the Fund and its independent accountants, recommends the continuation or termination of the contract with the independent accountants, oversees the Fund's accounting and financial reporting policies, procedures and internal controls and generally acts as a liaison with the independent accountants. Currently, the Audit Committee for the Fund consists of the Independent Trustees, Messrs. Rozowsky and Fayne. The Audit Committee held two meetings during the fiscal year ended October 31, 2005.

      The Fund does not have a standing, chartered nominating committee because the Board of Trustees has determined that all of its Independent Trustees acting as a group properly should serve that function. When nominees are considered, they are considered by the existing Independent Trustees. The committee will consider nominees to the Board recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fund, should be submitted to the Board at the address maintained for communications with Independent Trustees. With respect to the criteria for selecting Independent Trustees, it is expected that each candidate will possess the following minimum qualifications: (i) not an interested person of the Fund or their affiliates within the meaning of the 1940 Act; (ii) personal integrity; (iii) no material business relationship that could create an appearance of lack of independence in respect of the Adviser and its affiliates;
(iv) the disposition to act independently in respect of the Adviser and its affiliates and others in order to protect the interests of shareholders; and
(vi) business judgment gained through experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues. A candidate need not have the type of previous experience or knowledge referred to above if it is otherwise determined that he or she has additional qualifications such that his or her qualifications, taken as a whole, demonstrate a comparable level of fitness for the position.

Independent Accountant

      The Board of Trustees does not anticipate that representatives of the Fund's independent public accounting firm, Ernst & Young LLP ("E&Y"), will attend or make a statement at the Meeting or be available to answer questions at the meeting regarding the Proposal. Audited financial statements for the fiscal year ended October 31, 2005 are contained in the Fund's Annual Reports. Shareholders may obtain a copy from the Fund at no charge by mail at 230 Park Avenue, New York, New York 10169 or by telephone at (212) 883-2500. A copy may also be obtained by visiting the Securities and Exchange Commission's (the "SEC") website (http://www.sec.gov).

      Audit fees paid by the Fund for professional services rendered by E&Y related to the audit of the Fund's annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Fund's Prospectuses and Statements of Additional Information) were $29,000 and $45,000 for the fiscal years ended October 31, 2004 and 2005, respectively.

      Audit-related fees paid by the Fund for professional services rendered by E&Y reasonably related to the audit of the Fund, but not described in the preceding paragraph, were $0 and $0 for the fiscal years ended October 31, 2004 and 2005, respectively. (Nor during the same periods were any such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Fund.)

      Tax fees paid by the Fund for professional services rendered by E&Y for tax compliance, tax advice and tax planning, were $5,000 and $6,325 for the fiscal years ended October 31, 2004 and 2005, respectively. (Nor during the same periods were any such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Fund.)

      All other fees paid by the Fund to E&Y (i.e., for services other than those described with respect to audit, audit-related and tax fees above) were $0 and $0 for the fiscal years ended October 31, 2004 and 2005, respectively. (During the same periods, such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Fund were $0 and $0, respectively.)

      The Fund's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by E&Y to the Fund, to the Adviser and, in some cases, to other affiliates of the Fund. To date, no such services have required review by the Audit Committee. In respect of audit-related fees, tax fees and all other fees paid to E&Y by the Fund (each as outlined in one of the three immediately preceding paragraphs), the percentage of such fees approved pursuant to a de minimis standard was 0.02% and 0.03% (audit-related fees, fiscal years 2004 and 2005 respectively), 0.004% and 0.004% (tax fees, fiscal years 2004 and 2005 respectively) and 0% and 0% (all other fees, fiscal years 2004 and 2005 respectively). The Audit Committee has considered whether the payment of the various fees outlined above is compatible with maintaining E&Y's independence with respect to the Fund.

                                                                     Appendix II

                            CLARION TOTAL RETURN FUND
                                 230 Park Avenue
                            New York, New York 10169

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF CLARION TOTAL RETURN FUND. The undersigned hereby appoints Daniel Heflin, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of CLARION TOTAL RETURN FUND on May 29, 2006, including all adjournments, as specified below. The Board of Trustees will not present or act upon any business other than that contemplated by the proposals specified below at the special meeting.

1.    To elect Board of Trustees:              New Independent Trustee nominees:

      FOR all nominees listed [ ]              Stephen C. Asheroff [ ]

      AGAINST all nominees listed [ ]          S. Leland Dill [ ]

      ABSTAIN from voting for all nominees [ ] James G. Webb [ ]

      Only FOR the nominees indicated [ ]      Independent Trustee Nominees
                                               currently serving as members of
                                               the Board of Trustees:

                                               Steven N. Fayne [ ]

                                               I. Trevor Rozowsky [ ]

                                               Interested Trustee Nominees
                                               currently serving as members of
                                               the Board of Trustees:

                                               Daniel Heflin  [ ]

You may vote by mail, using the enclosed ballot or in person at the meeting. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION ABOVE MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED ABOVE.

-----------------------------------------------------------------------------------------------------------------
This proxy is in respect of all shares         Please sign, date and return in the accompanying envelope.  When
owned by the undersigned.                      signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

                                               ------------------------------------------------------------------
                                                Signature                                               Date

                                               ------------------------------------------------------------------
                                                Name                                                    Title
-----------------------------------------------------------------------------------------------------------------